UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013

LOJACK CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-08439	04-2664794
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 781-302-4200

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 16, 2013, Kevin M. Mullins ceased to serve as Senior Vice President and General Manager (U.S. Sales) of LoJack Corporation (the “Company”) and as an “executive officer” (as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934) of the Company. Mr. Mullins, whose duties with the Company have changed, will continue to serve as a Vice President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION

By:	/s/ José M. Oxholm
José M. Oxholm
Senior Vice President and General Counsel

Date: January 18, 2013